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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported)  July 2, 1997


     FINANCIAL ASSET SECURITIES CORP., (as depositor)


                        FINANCIAL ASSET SECURITIES CORP.
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     (Exact name of registrant as specified in its charter)


         Delaware                333-29381       06-1442101
----------------------------  -------------- ------------------
(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)



600 Steamboat Road
Greenwich, Connecticut                              06830
-----------------------------------------------------------
(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700
                                                   ----- --------
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Item 5.  Other Events.
----     ------------


Filing of Derived Materials.
---------------------------

     In connection with the offering of the Mego Mortgage Home Loan Owner Trust 1997-3, Home Loan Asset Backed Notes and Certificates (the "Offered Securities") Greenwich Capital Markets, Inc. as underwriter of the Offered Securities (the "Underwriter"), has prepared Derived Materials (as defined below) which include a preliminary term sheet for distribution to its potential investors. With the exception of the preliminary term sheet which was circulated on June 23, 1997, the Derived Materials were distributed on June 24, 1997. The preliminary term sheet is attached hereto as Exhibit 99.1.

     Although   the   Registrant  provided   the  Underwriter   with  certain
information  regarding  the characteristics  of  the  assets in  the  related portfolio, it did not participate in the preparation of the Derived Materials. Concurrently with the filing hereof, pursuant to Rule 202 of Regulation 202, the Registrant is filing all the Derived Materials other than the preliminary term sheet circulated on June 23, 1997, by paper filing on Form SE in reliance on a continuing hardship exemption.

     For purposes of this Form 8-K, "Derived Materials" shall mean computer generated tables and/or charts displaying, with respect to the Offered Securities, any of the following: yield; average life, duration; expected maturity; loss sensitivity; cash flow characteristics; background information regarding the assets; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction.


Item 7.   Financial Statements, Pro Forma Financial
----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Preliminary Term Sheet for Series 1997-3

     99.2 Other Computational Materials for Series 1997-3






                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FINANCIAL ASSET SECURITIES CORP.



                              By: /s/ Peter McMullin
                                  ---------------------
                                      Peter McMullin




Dated:  July 2, 1997




                                Exhibit Index
                                -------------


Exhibit                                                                Page
-------                                                                ----

99.1 Preliminary Term Sheet for Series 1997-3

99.2 Other Computational Materials for Series 1997-3







                                 EXHIBIT 99.1





DATE PREPARED:  6/23/97

                            PRELIMINARY TERM SHEET
                           ----------------------

                       GREENWICH CAPITAL MARKETS, INC.

                  MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-3
         HOME LOAN ASSET BACKED NOTES AND CERTIFICATES, SERIES 1997-3


                                 WAL(2)*        Payment                                    Expected
                                 (Yrs.)        Window(2)*      Tranche                     Ratings
   Class(1)       Amount        Call/Mat.   Call/Mat.(mos.)      Type       Benchmark   S&P/D&P/Fitch
------------  --------------  ------------  ---------------  ----------- -------------  -------------
A-1 Notes      $33,400,000        0.99            1-24        Adj. Seq.     1M LIBOR     AAA/AAA/AAA
A-2 Notes      $25,700,00         3.00           24-51        Fixed Seq.      3 Yr.      AAA/AAA/AAA
A-3 Notes       $6,500,000        5.15           51-80        Fixed Seq.    WI 5 Yr.     AAA/AAA/AAA
A-4 Notes       $9,451,000     9.98/11.01    80-147/80-262    Fixed Seq.     10 Yr.      AAA/AAA/AAA
M-1 Notes      $16,213,000      8.42/9.08    52-147/52-252   Fixed Mezz.  5 7/8% 11/05    AA/AA/AA-
M-2 Notes       $7,584,000      8.42/9.05    52-147/52-234   Fixed Mezz.  5 7/8% 11/05      A/A/A-
Certificates    $5,753,639      8.42/9.00    52-147/52-220    Fixed Sub.  5 7/8% 11/05   BBB/BBB/BBB
     Total    $104,601,639



Notes
-----
1. All class sizes and ratings are subject to Rating Agency confirmation. The Class A-1 Notes will be the "Variable Rate Notes" based on One Month LIBOR plus the Class A-1 pass-through margin. The pass-through rate on the Variable Rate Notes will be subject to a cap of 12.00%. The Class A-2 through A-4, M-1, M-2 Notes and the Certificates will be the "Fixed Rate Notes" and "Fixed Rate Certificates", respectively. See "Federal Tax Status" below.
2. Based on 100% Prepayment Assumption. 100% Prepayment Assumption: 3% CPR in month 1, and an additional 1.00% CPR in each month thereafter until month 12; on and thereafter, 14% CPR. The Class A-1 through A-3 Notes are unaffected by the optional clean-up call. The Class A-4, M-1 and M-2 Notes and the Certificates will be priced to the option clean-up call. If the optional clean-up call is not exercised, the pass through rates on the Class A-4, M-1 and M-2 Notes and the Certificates will increase by 50 basis points.
*    See "Computational Materials Disclaimer" attached hereto.


Underwriter:               GREENWICH CAPITAL MARKETS, INC.
Seller and Servicer:       Mego Mortgage Corporation ("Mego").
Master Servicer:           Norwest Bank Minnesota, N.A.
Depositor:                 Financial Asset Securities Corp.
Indenture Trustee:         First Bank National Association.
Owner Trustee:             Wilmington Trust Company.
Co-Owner Trustee:          First Bank National Association.
Registration:              The Notes and Certificates will be  available in
                           book-entry form through DTC.
Cut-Off Date:              Opening of business June 14, 1997.
Expected Pricing Date:     Tuesday/Wednesday, June 24/25, 1997.
Expected Closing Date:     Friday, June 27, 1997.
Expected Settlement
  Date:                    Wednesday, July 2, 1997.

Accrued Interest:          The price to be paid  by investors for the Fixed
                           Rate  Notes  and  Fixed  Rate  Certificates will
                           include accrued  interest from the Cut-off  Date
                           up  to, but  not including,  the Settlement Date
                           (18 days).   The price to  be paid  by investors
                           for  the   Variable  Rate  Notes  will   include
                           accrued   interest  from   June  27,  1997  (the
                           "Closing Date") up to, but not including, the Expected Settlement Date (5 days).

Interest Accrual
  Period: The interest accrual period for the first Distribution Date with respect the Fixed Rate Notes and Fixed Rate Certificates will include 17 days of interest and with respect to any subsequent Distribution Date will be the calendar month preceding such Distribution Date (based on a 360-day year consisting of twelve 30-day months).
                           The interest accrual period for the first Distribution Date with respect to the Variable Rate Notes will include 28 days of interest and with respect to any subsequent Distribution Date will be the period beginning with the previous Distribution Date and ending on the day prior to such Distribution Date (actual/360).

Distribution Dates:        25th day of each month  (or the next  succeeding
                           business day), commencing July, 1997.

ERISA Eligibility:         The  Class A and  Class M  Notes are expected to
                           be ERISA eligible.   Prospective investors  must
                           review the Prospectus and  Prospectus Supplement
                           and  consult with  their  professional  advisors
                           for   a  more   detailed  description  of  these
                           matters  prior  to  investing  in  the  Class  A
                           and/or  Class M  Notes.   The Certificates  WILL
                           NOT be ERISA eligible.

Federal Tax Status:        It  is  anticipated  that   the  Notes  will  be
                           treated  as debt  instruments for Federal income
                           tax  purposes.     Each  Certificateholder,   by
                           acceptance  of  a  Certificate,  will  agree  to
                           treat the  Trust as a  partnership in  which the
                           Certificateholders  are  partners  for   Federal
                           income tax purposes.

SMMEA Treatment:           The Notes and  Certificates WILL  NOT constitute
                           "mortgage related securities" for purposes of SMMEA.

Optional Termination:      10%   optional   clean-up   call    (outstanding
                           collateral principal balance is less than 10% of the original collateral principal balance).

Credit Enhancement:        Credit enhancement  for the  Class A Notes  will
                           consist   of    (i)   excess   cashflow,    (ii)
                           subordination  of the  Class M-1  and Class  M-2
                           Notes and the Certificates (initially (28.25%)) and (iii) overcollateralization (as described below).

                           Credit enhancement for the Class M-1 Notes will consist of (i) excess cashflow, (ii) subordination of the Class M-2 Notes and the Certificates (initially (12.75%)) and (iii) overcollateralization (as described below).

                           Credit enhancement for the Class M-2 Notes will consist of (i) excess cashflow, (ii) subordination of the Certificates (initially (5.50%)) and (iii) overcollateralization (as described below).

                           Credit  enhancement for  the  Certificates  will
                           consist   of    (i)   excess   cashflow,    (ii)
                           overcollateralization (as described below).

Overcollateralization:     The  Notes   and  Certificates  will   represent
                           approximately  100%  of   the  sum  of  (i)  the
                           aggregate  principal balance of  the Loans as of
                           the Cut-off  Date (the "Original Pool  Principal
                           Balance").   On each Distribution  Date prior to
                           the   Stepdown  Date   (defined  below)   excess
                           interest  will be  paid  as principal  until the
                           O/C  reaches the  greater of  (i) (8.0%)  of the
                           Original Pool  Principal  Balance  and (ii)  the
                           Net    Delinquency   Calculation    Amount   (as
                           described  below).   On and  after  the Stepdown
                           Date, O/C needs to be maintained at the greater of (i) (16%) of the current principal balance of the loans and (ii) the Net Delinquency
                           Calculation Amount (the O/C is subject to a floor of (0.50%) of the Original Pool Principal
                           Balance).

Stepdown Date:             The  first  Distribution  Date  occurring  after
                           June 2000 as to which the credit enhancement for the Class A Notes reaches its targeted level.

Net Delinquency
  Calculation Amount:      The Net Delinquency Calculation Amount  is equal
                           to the  difference between  (A) (2.5) times  the
                           average  of  60+   day  delinquencies   for  the
                           previous six months and (b) excess cashflow for the previous three Distribution Dates.

Priority of
  Distributions:           Available  funds will  be distributed  first, to
                           interest  on  the  Notes  and  Certificates  and
                           second,   as   principal  of   the   Notes   and
                           Certificates   in   the   following   order   of
                           priority:

     Interest
     --------
     1. Class A Notes, current interest and unpaid interest shortfalls
     2. Class M-1 Notes, current interest and unpaid interest shortfalls
     3. Class M-2 Notes, current interest and unpaid interest shortfalls
     4. Certificates, current interest and unpaid interest shortfalls
     5. Excess interest will be paid as principal, subject to the O/C target, based on the principal payment rules described below.

     Principal (prior to the Stepdown Date)
     ---------
     1.             Class A-1 through A-4 Notes, sequentially
     2. Class M-1, M-2 and Certificates, sequentially (once Class A Notes are retired)

     Principal (on and after the Stepdown Date)
     ---------
                    Principal will be distributed to each Class in order of priority until the target principal balance and related target credit enhancement level for each Class is reached (targeted credit enhancement levels (i) are subject to the O/C floor, as described above, and (ii) may change due to application of the Net Delinquency Calculation Amount).

                    Target % of Pool    Target Credit Enhancement
                    ----------------    -------------------------
     Class A           (27.50%)              (72.50%)
     Class M-1         (31.00%)              (41.50%)
     Class M-2         (14.50%)              (27.00%)
     Certificates      (11.00%)              (16.00%)

     Any Remaining Funds
     -------------------
     1) reimbursements of principal writedowns on the Notes (with accrued interest) and reimbursement of principal writedowns on the Certificates.

Loans: All of the Home Loans will be Conventional Loans (as defined below) and will have an original outstanding aggregate loan balance as of the Cut-Off Date of approximately $104,601,639.24.

Collateral Description:       Please see attached.

THE SELLER AND SERVICER
-----------------------

Mego Mortgage Corporation ("Mego"), a Delaware corporation, commenced operations in March 1994. Mego is a publicly traded company listed on the NASDAQ National Market. Mego primarily originates, purchases and services conventional, uninsured home improvement or home equity loans typically undertaken to pay for a home improvement project, a combination of home improvement and debt consolidation or solely for debt consolidation ("Conventional Loans"). All Conventional Loans are secured by a first- or junior-lien mortgage on the borrower's principal residence. Mego generally originates Conventional Loans to high credit quality borrowers who tend to have limited equity in their residence after giving effect to the amount of senior loans.

Mego is also an approved Title I lender that is engaged in the business of originating, purchasing, selling and servicing loans for (i) property improvements that qualify under the provisions of Title I of the National Housing Act of 1934, as amended, which is administered by the Federal Housing Administration (the "FHA") of the U.S. Department of Housing and Urban Development ("HUD"); provided, however, no such Title I loans are included among the Home Loans.





                                 EXHIBIT 99.2